UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2023, Prabhdeep Singh notified Clover Health Investments, Corp. (the "Company") that he will be stepping down from his position as Chief Growth Officer of the Company, effective March 31, 2023.

"Prabh’s expertise, motivation and personal initiative has thoroughly and positively impacted our mission and transformed our team’s approach to growth. We’re pleased he’ll be continuing to advise us, and we’re very excited to see what he does next," said Andrew Toy, Chief Executive Officer of the Company.

The Company intends to enter into a Separation and Consulting Agreement with Mr. Singh (the "Separation Agreement"), pursuant to which Mr. Singh will resign from his position as Chief Growth Officer of the Company, effective March 31, 2023 (the "Separation Date"), execute a general release of claims, and provide consulting services as reasonably requested by the Company for three (3) months commencing on the Separation Date (the "Consulting Period"). Under the terms of the Separation Agreement, the Company has agreed (i) subject to the execution and non-revocation of a standard general release of claims, to pay the premiums for three months of COBRA continued medical, dental and vision coverage, if COBRA coverage is elected by Mr. Singh, and (ii) to pay Mr. Singh, during the Consulting Period, a fee of $15,000.00 per month for his services, subject to his continued service to the Company during the Consulting Period. Either Mr. Singh or the Company may terminate the consulting arrangement at any time during the Consulting Period without prior notice.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the contemplated execution of the Separation Agreement. These statements are subject to known and unknown risks, uncertainties and other factors that may cause actual outcomes or results to differ materially from those expressed or implied in this Current Report on Form 8-K. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	January 20, 2023	By:	/s/ Joseph Martin
		Name:	Joseph Martin
		Title:	General Counsel and Corporate Secretary